SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         December 8, 1997


                          Dominion Resources, Inc.
     (Exact name of registrant as specified in its charter)

        Virginia                     1-8489                54-1229715
(State of other juris-             (Commission            (IRS Employer
diction of Incorporation)          File Number)   Identification No.)

     901 East Byrd Street, Richmond, Virginia               23219
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (804) 775-5700


 (Former name or former address if changed since last report.)

Item 5.  OTHER EVENTS

     On December 8, 1997, Dominion Resources, Inc. through its Dominion Resources Capital Trust I, a Delaware business trust, issued 250,000 7.83% Capital Securities (liquidation amount $1000 per security). See the company's attached press release filed as Exhibit 99 herewith.
Exhibit
99  -     Press Release, dated December 8, 1997.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DOMINION RESOURCES, INC.
                                              Registrant
                                        /s/L. R. Robertson
                                           L. R. ROBERTSON
                                         Executive Vice President

Date: December 11, 1997